Exhibit 10.5

Australian Addendum
Trimble Navigation Limited
Amended and Restated Employee Stock Purchase Plan

1.	PURPOSE

This Addendum (the "Australian Addendum") to the Trimble Navigation Limited ("Company") Amended and Restated Employee Stock Purchase Plan ("U.S. Plan") is adopted to set out rules that, together with those provisions of the U.S. Plan that this Australian Addendum does not replace, will:

(a)	govern the operation of the Plan with respect to Australian resident employees of the Company and its Australian Subsidiaries; and

(b)	provide for the Plan to comply with ASIC Class Order 03/184 ("Class Order") and relevant provisions of the Corporations Act and ASIC Regulatory Guide 49.

If any conflict occurs between these provisions and the U.S. Plan, these provisions prevail.

2.	DEFINITIONS

Except as set out in this clause 2, capitalised terms used in this document have the meaning ascribed to them in the U.S. Plan.

For the purposes of this Australian Addendum:

ASIC means the Australian Securities and Investments Commission;

Associated Body Corporate means, as determined in accordance with the Corporations Act, a body corporate:

(a)	that is a related body corporate of the Company;

(b)	that has voting power in the Company of not less than 20%; or

(c)	in which the Company has voting power of not less than 20%;

Australian ADI means an Australian authorised deposit taking institution that is regulated by the Australian Prudential Regulation Authority under the Australian Banking Act;

Australian Participant means an Offeree who has accepted an offer under the Plan to participate in the Plan;

Australian Subsidiary means each Australian Associated Body Corporate of the Company whose Employees have been designated to participate in the Plan;

Contributions means contributions made by an Australian Participant from his or her Compensation to participate in the Plan;

Corporations Act means the Australian Corporations Act 2001 (Cth);

Offer means an offer made in Australia to Offerees to purchase Shares in the Company under the terms of the Plan;

Offeree means an Employee who receives an Offer in Australia;

Plan means collectively the U.S. Plan, as amended and restated, and the Australian Addendum; and

Share means a share of Common Stock.

3.	FORM OF AWARDS

Only Shares and rights to acquire Shares shall be awarded to Australian-resident employees under the Plan.

4.	AUSTRALIAN OFFEREES

An Offer may only be extended to Offerees who at the time of the Offer are full or part-time employees or directors of the Company or an Associated Body Corporate.

5.	AUSTRALIAN OFFER DOCUMENT

5.1	Form of Offer

Any Offer made in Australia to participate in the Plan must be included in a document ("Offer Document"), which must set out the terms of the Offer and include or be accompanied by the following:

(a)	a summary or a copy of the Plan; and

(b)
where only a summary of the Plan is provided, an undertaking that during the period ("Offer Period") in which Shares may be acquired under the Plan, the Company or its Australian Subsidiary will, within a reasonable period of an Australian Offeree so requesting, provide the Offeree without charge with a copy of the Plan.

The Company must take reasonable steps to ensure that any Offeree to whom an Offer is made is given a copy of the Offer Document.

5.2	Employee contributions to be held on trust with Australian ADI

The Offer Document must state:

(i)	the Australian ADI where Contributions are held;

(ii)	the length of time Contributions may be held; and

(iii)	the rate of interest payable (if any) on the Contributions held in the account.

5.3	Australian Dollar Equivalent of Purchase Price

The Offer Document must specify the Australian dollar equivalent of the purchase price of the Shares offered, were the purchase price formula applied at the date of the Offer.

5.4	Updated Price Information

The Offer Document must include an undertaking that, and an explanation of the way in which, the Company or its Australian Subsidiary will, during the Offering Period, and within a reasonable period of an Australian Participant so requesting, make available to the Australian Participant the following information:

(i)	the Australian dollar equivalent of the current market price of shares in the same class as the Shares to which the offer relates; and

(ii)	the Australian dollar equivalent of the purchase price as if the purchase price formula were applied at the date of the Employee’s request.

For the purposes of paragraph 5.4(i), the current market price of a Share shall be taken as price published by the operator of the principal financial market on which the Share is quoted as the final price for the previous day on which the Share was traded on that financial market.  Please note that, for Australian tax purposes, market value is defined differently.

5.5	Exchange rate for Australian Dollar Equivalent

For the purposes of clauses 5.3 and 5.4, the Australian dollar equivalent of the purchase price and of current market price of a Share are calculated by reference to the relevant exchange rate published by an Australian bank no earlier than the business day before the day to which the price relates.

5.6	General advice only

The Offer Document will include a statement to the effect that any advice given by the Company or an Australian Subsidiary in connection with the Offer is general advice only, and that Australian Offerees should consider obtaining their own financial product advice from an independent person who is licensed by ASIC to give such advice.

6.	RESTRICTION ON CAPITAL RAISING: 5% LIMIT

In the case of any Offer or invitation of unissued Shares (whether or not made contemporaneously with or as a consequence of an offer or award of options), the number of Shares that are the subject of the Offer or invitation to Australian residents when aggregated with:

(a)
the number of Shares in the same class which would be issued to Australian residents, were each outstanding offer or invitation or option to acquire unissued Shares under an employee share scheme of the Company to be accepted or exercised (as the case may be); and

(b)
the number of Shares in the same class issued to Australian residents during the previous five years under the Plan or any other employee share scheme extended only to employees (including directors) of the Company and its Associated Bodies Corporate;

but disregarding any offer or invitation made, or option acquired or Shares issued by way of, or as a result of:

(c)	an offer to a person situated at the time of receipt of the offer outside Australia; or

(d)	an offer that was an excluded offer or invitation within the meaning of the Corporations Law as it stood prior to 13 March 2000; or

(e)	an offer that did not need disclosure to investors because of section 708 of the Corporations Act;

(f)	an offer that did not require the giving of a Product Disclosure Statement (within the meaning of the Corporations Act) because of section 1012D of the Corporations Act;

(g)	an offer made under a disclosure document or a Product Disclosure Statement,

must not exceed 5% of the total number of issued shares in that class of shares as at the time of the offer or invitation.

7.	NO LOAN OR FINANCIAL ASSISTANCE

Neither the Company, nor any Associated Body Corporate, may offer Australian Participants any loan or other financial assistance for the purpose of, or in connection with, the acquisition of the Shares to which the Offer relates.

8.	LODGEMENT OF OFFER DOCUMENT WITH THE ASIC

A copy of the Offer Document (which need not contain details of the Offer particular to the Offeree such as the identity of the Offeree) and each accompanying document must be provided to the ASIC not later than seven days after the first distribution of such documents to an Offeree.

9.	COMPLIANCE WITH UNDERTAKINGS

The Company or an Australian Subsidiary must comply with any undertaking required to be made in the Offer Document by reason of the Class Order, including the undertaking to provide pricing information on request.

10.	CONTRIBUTION PLAN

All Contributions from wages or salary made in connection with participation in the Plan must be authorized by an Offeree on the same form of application that is used in respect of the Offer or on a form that is included in or accompanies the Offer Document.

Any Contribution made by an Australian Participant as part of the Plan shall, prior to being used to purchase Shares, be held by the Company in trust for the Australian Participant in an account of an Australian ADI, which is established and kept by the Company solely for the purpose of depositing the Contributions made under the Plan.

An Australian Participant may elect to withdraw from participating in the Plan at any time during an Offering Period by giving written notice in the manner and form required by the Company.  As soon as practicable after receipt of notice of withdrawal, all money deposited with the Australian ADI in relation to that Australian Participant that has not been applied to the purchase of Shares must be refunded to that Australian Participant (without interest).

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